UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 2, 2009

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD.

On November 2, 2009, Image Sensing Systems, Inc. (the “Company”) announced the filing of its registration statement with the Securities and Exchange Commission for a proposed public offering of up to $15,000,000 of its common stock offered by the Company. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

Item 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following document is hereby furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.

99.1	Press release of Image Sensing Systems, Inc. dated November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2009	Image Sensing Systems, Inc.

	By:	/s/ Gregory R. L. Smith
Gregory R. L. Smith
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Image Sensing Systems, Inc. dated November 2, 2009.